UMPQUA HOLDINGS

CORPORATION

Parent Company for:

UMPQUA

B·A·N·K

STRAND

ATKINSON

WILLIAMS &

YORK

Safe Harbor Statement

During the course of this presentation, we may make forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such forward-looking statements are just predictions subject to certain risks and uncertainties that could cause actual events or results to materially differ, either better or worse, from those projected. A discussion of risk factors that may affect the actual outcomes relating to such forward-looking statements and the Company's results of operations in general is included in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Growth Strategy

- Increase market share in existing markets
- DeNovo expansion into new markets
- Pursue acquisition opportunities

Growth History Total Assets ($ Millions)



HBEK Purchase
7/04
CEBC Purchase
11/02
LBB & IFN Purchase
12/01
VRB Purchase
12/00
SAWY Purchase
11/99
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
1994
1995
1996
1997
1998
1999
1Q 00
2Q 00
3Q 00
4Q 00
1Q 01
2Q 01
3Q 01
4Q 01
1Q 02
2Q 02
3Q 02
4Q 02
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
2Q 05
3Q 05
4Q 05

Historical Total Assets before restatements for poolings.

UMPQUA HOLDINGS CORPORATION

Umpqua Today

Today Umpqua Bank is the largest community bank headquartered in the Northwest, with $5.4 billion in assets, 95 stores throughout Oregon, Northern California and Southwest Washington…



Bellevue
WASHINGTON
5
Astoria
Longview
101
Vancouver
Portland
Beaverton
Tualatin
Milwaukie
Oregon City
Salem
Newport
Waldport
Corvallis
Albany
Lebanon
Sweet Home
Springfield
Eugene
Bend
Reedsport
Cottage Grove
North Bend
Coos Bay
Sutherlin
Coquille
Winston
Roseburg
Myrtle Pt.
Myrtle Creek
Bandon
Glendale
Canyonville
Merlin
Grants Pass
Rogue River
Medford
Central Pt.
Phoenix
Talent
Ashland
Brookings/Harbor
OREGON
McKinleyville
Willow Creek
Weaverville
Arcata
Eureka Main
Eureka Henderson Center
Redding
Fortuna
Red Bluff
Los Molinos
Garberville
Orland
Chico
Willows
Yuba City
Ukiah
Colusa
Marysville
Wheatland
Arbuckle
Lincoln
Woodland
Roseville
Sacramento
Napa
80
50
99
San Francisco
CALIFORNIA

2006

95 Stores

Total Assets
$5.4 Billion

Market Capitalization
$1.3 Billion

Earnings Per Share Growth
(Fully Diluted / Before Merger Costs)



$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
CAGR = 16%
Sale of Merchant Card Portfolio
Mortgage Banking Refinance Bubble
Pooling of Interest @12/31/01
Q1 Q2 Q3 Q4
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

* Q4 2004 includes $0.08 gain on sale of discontinued operation, net of tax

UMPQUA HOLDINGS CORPORATION

Revenue Per Share



$7
$6
$5
$4
$3
$2
$1
$0
*
$3.67
$4.23
$4.99
$5.36
$5.53
$5.74
2000
2001
2002
2003
2004
2005

* 2004 excludes $0.15 gain on sale of discontinued operation

UMPQUA HOLDINGS CORPORATION

Revenue/Expense Growth Rates



Revenue
Expense
300
250
200
150
100
50
0
CAGR = 30%
CAGR = 26%
2000
2001
2002
2003
2004
2005

UMPQUA HOLDINGS CORPORATION

High Quality Loan Portfolio

($ Millions)	2003	2004	2005
Allowance/ Total Loans	1.27%	1.31%	**1.16%**
Total $ In Allowance	$25.4	$45.6	**$45.5**
Net Charge-Offs (recoveries)	0.21%	0.17%	**0.08%**
NPL to Total Loans	0.57%	0.65%	**0.16%**

Net Interest Margin



Prime
Bank
7.50
7.00
6.50
6.00
5.50
5.00
4.50
4.00
3.50
Q1 02
Q2 02
Q3 02
Q4 02
Q1 03
Q2 03
Q3 03
Q4 03
Q1 04
Q2 04
Q3 04
Q4 04
Q1 05
Q2 05
Q3 05
Q4 05

UMPQUA HOLDINGS CORPORATION

Operating Income * Annual ($000)



$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
CAGR – 41%
2000
2001
2002
2003
2004
2005

* Excludes merger related costs, net of tax

2005 Achievements

- Core earnings per share increased 20%
- Loan and deposit growth of 13%
- California operations ahead of plan
- Record asset quality, with nonperforming loan level down to 0.16%

Solicitation Materials

The following may be deemed to be offering or solicitation materials of Umpqua Holdings Corporation and Western Sierra Bancorp in connection with the proposed acquisition of Western Sierra by the Company. Shareholders are urged to read the joint proxy statement/prospectus that will be included in the registration statement on Form S-4, which the Company will file with the SEC in connection with the proposed acquisition, because it will contain important information about the Company, Western Sierra, the acquisition and related matters. The directors and executive officers of the Company and Western Sierra may be deemed to be participants in the solicitation of proxies from their respective shareholders. Information regarding the participants and their security holdings can be found in each of the Company's and Western Sierra's most recent proxy statements filed with the SEC and the joint proxy statement/prospectus when it is filed with the SEC. All documents filed with the SEC are or will be available for free, both on the SEC web site (http://www.sec.gov) and from the Company by directing a request to Umpqua Holdings Corporation, Attention: Investor Relations, One SW Columbia Street, Suite 1200, Portland, OR 97258, and from Western Sierra by directing a request to Western Sierra Bancorp, Investor Relations, 4080 Plaza Goldorado Circle, Cameron Park, CA 95682.

Strategic Rationale

Umpqua Holdings Corporation

and

Western Sierra Bancorp

UMPQUA HOLDINGS
CORPORATION

Strategic Rationale

- The merger of Umpqua and Western Sierra creates an institution with combined assets of $6.9 Billion
- A market capitalization of $1.6 Billion
- Expanded Geographic footprint

Combined Footprint



WASHINGTON
OREGON
CALIFORNIA
Umpqua Bank (95)
Western Sierra Affiliated Banks (31)
Total number of stores: 126

Strategic Rationale

- Low integration risk
  - Same data processing platform
  - Management team experience in integrating acquisitions
- Little Branch overlap
- Leverage Umpqua's marketing platform
- Compatible Cultures

Strategic Rationale

- Greater liquidity for shareholders
- Creates "The Community Bank" in the greater Sacramento area
- Western Sierra is in one of the fastest growing markets on the West coast
- Well positioned for additional growth

Unique Opportunity

- Neutral to 2006 core earnings per share
- In excess of 3% accretive to 2007 core earnings per share
- 23% cost savings, phased in over first year
- No revenue enhancements included
- Remain well capitalized

Transaction Terms

Price per share (1)	$43.89
Aggregate transaction value (1)	$355 million
Consideration	100% Stock
Structure	Tax-free exchange
Anticipated closing	Second quarter 2006

(1) Assumes exchange ratio of 1.61 using Umpqua's closing price of $27.26 on February 7, 2006.

Transaction Multiples

Price per share (1)	$43.89
Premium to market (2)	10%
Price/2005 Net Income	19.7x
Price/Book Value	2.62x
Price/Tangible Book Value	3.52x
Core deposit premium	30%

(1) Assumes exchange ratio of 1.61 using Umpqua's closing price of $27.26 on February 7, 2006.
(2) Based on Western Sierra closing price of $40.08 on February 7, 2006.

UMPQUA HOLDINGS CORPORATION

Creating Shareholder Value

	Date Announced	Value Pre-Announcement	Current Value	Change since 1 day prior to Announcement
Valley of the Rogue Bancorp	08/15/2000	$5.25	$22.08	321%
Linn-Benton Bank	08/21/2001	$9.00	$25.62	185%
Independent Financial Network	06/22/2001	$5.15	$21.71	322%
Centennial Bancorp	07/19/2002	$7.00	$14.50	107%
Humboldt Bancorp	03/15/2004	$18.00	$27.14	51%

Based on the March 3, 2006 price for UMPQ.

UMPQUA HOLDINGS

CORPORATION

Parent Company for:

UMPQUA

B·A·N·K

STRAND ATKINSON WILLIAMS & YORK